                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 26, 2001
                                                           -------------



                             RADIANT SYSTEMS, INC.
                             ---------------------
                           (Exact name of registrant
                         as specified in its charter)




     Georgia                      0-22065                         11-2749765
--------------------            --------------               -------------------
  (State or other                (Commission                   (I.R.S. Employer
  jurisdiction of                File Number)                Identification No.)
  incorporation)



    3925 Brookside Parkway, Alpharetta, Georgia                    30022
    ------------------------------------------------            ----------
      (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code:  (770) 576-6000
                                                           --------------



         (Former name or former address, if changed since last report.)

Item 5.  Other Events.
------   ------------

        On July 26, 2001, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2001. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a)      Financial Statements:  None
(b)      Pro Forma Financial Statements:  None
(c)      Exhibits.  The following exhibits are filed with this Report:

         99.1 - Press Release of the Registrant (July 26, 2001)

                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RADIANT SYSTEMS, INC.


                                 By:  /s/ John H. Heyman
                                 -----------------------
                                    John H. Heyman
                                    Executive Vice President and
                                    Chief Financial Officer

Dated:  July 26, 2001

                                 EXHIBIT INDEX


    Exhibit
    Number                           Exhibit Name
    -------                          ------------

     99.1                  Press Release dated July 26, 2001